AMENDMENT TO NOTICE OF STOCK OPTION GRANT

        THIS AMENDMENT TO NOTICE OF STOCK OPTION GRANT (this “Amendment”) is made and entered into as of __________, 200__ by and between Auriga Laboratories, Inc., a Delaware corporation (the “Company”), and ______________________, an individual (the “Optionee”).

RECITALS

        WHEREAS, the Company issued to the Optionee a Notice of Stock Option Grant and Stock Option Agreement dated July 6, 2006 (the “Option”), pursuant to which the Optionee may purchase from the Company up to ____ shares of common stock of the Company.

        WHEREAS, the Stock Plan of the Company provides that the Option may be amended by the written agreement of the Company and the Optionee, and the Company and the Optionee desire to so amend the Option in accordance with the terms set forth herein.

AGREEMENT

        NOW THEREFORE, in consideration of the foregoing and the respective covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

        1.     The row entitled “Exercise Price Per Share” of the Notice of Stock Option Grant shall be deleted in its entirety and the following shall be substituted therefor:

“Exercise Price Per Share: 1.38”

        2.     From and after the date of this Amendment, the references in the Option to “this Option,” “the Notice,” “hereof,” “hereunder” or words of like import shall be deemed to mean the Option as modified and amended by this Amendment.

        3.     Defined terms used and not defined in this Amendment shall have the same meanings assigned to them in the Option.

        4.     Except as expressly modified and amended pursuant to this Amendment, all of the terms and provisions of the Option shall remain in full force and effect.

        5.     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6.     This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware without regard to choice of law principles.

        7.     BY SIGNING THIS AMENDMENT, THE OPTIONEE WILL BE SUBJECT TO CERTAIN FEDERAL AND STATE TAX CONSEQUENCES. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS AMENDMENT.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

AURIGA LABORATORIES, INC.	[NAME OF OPTIONEE]
By: ____________________________________	_____________________________________
Name: __________________________________
Title: ___________________________________